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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): MAY 13, 2002

                         KANEB PIPE LINE PARTNERS, L.P.

               (Exact name of registrant as specified in charter)


              DELAWARE                        001-10311                           75-2287571
      (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)


  2435 NORTH CENTRAL EXPRESSWAY
      RICHARDSON, TEXAS                                                             75080
  (Address of Principal Executive Offices)                                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 699-4062



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         ITEM 5.   OTHER EVENTS.

         On April 12, 1999, Kaneb Pipe Line Partners, L.P., a Delaware limited partnership (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Registration No. 333-76067) which became effective on June 25, 1999, as amended by a registration statement filed pursuant to Rule 462 under the Securities Act filed May 10, 2002 (the "Registration Statement"). On May 13, 2002, the Partnership entered into an Underwriting Agreement relating to the offering of up to 1,721,500 units representing limited partner interests in the Partnership (the "Units"), including an over-allotment option to purchase 156,500 units. On May 15, 2002, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1,
23.3 and 23.4 to this Form 8-K relating to the issuance of the Units are hereby incorporated into such Registration Statement by reference.


         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

                 1.1 Underwriting Agreement, dated May 13, 2002, among the Registrant, L.P., Kaneb Pipe Line Company LLC and the underwriters named therein.

                 5.1      Opinion of Fulbright & Jaworski L.L.P.

                 8.1 Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

                 23.3 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as
                          Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

                 23.4 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as
                          Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KANEB PIPE LINE PARTNERS, L.P.

                                       By: Kaneb Pipe Line Company LLC,
                                           General Partner



Dated May 16, 2002                           /s/ HOWARD C. WADSWORTH
                                       -----------------------------------------
                                                Howard C. Wadsworth
                                        Vice President, Treasurer and Secretary





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                                INDEX TO EXHIBITS



     1.1 Underwriting Agreement, dated May 13, 2002, among the Registrant, L.P., Kaneb Pipe Line Company LLC and the underwriters named therein.

     5.1       Opinion of Fulbright & Jaworski L.L.P.

     8.1       Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

     23.3 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

     23.4 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).